Exhibit 99.3

             CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
             -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K, into the Company's previously filed Form S-3 Registration Statement, File No. 333-12449.


                                          /s/ Arthur Andersen LLP

Jackson, Mississppi
   November 1, 1996